UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1959-152nd Street, Suite 304, White Rock, BC, V4A-9P3
(Address and telephone number of principal executive offices) (Zip Code)

(604) 535-3900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported by Moventis Capital, Inc. (the “Company”) in its Current Report on Form 8-K filed on November 29, 2006, the Company acquired PTL Electronics Ltd. (“PTL”) through a 100% share purchase transaction.  The disclosure contained in such 8-K under Items 1.01, 2.01, 2.03, 3.02 and 9.01 is incorporated herein by reference and this Form 8-K/A is an amendment to that Current Report on Form 8-K.  The financial statements of PTL and the required pro forma financial information were not included in the original Current Report on Form 8-K, but are contained herein under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(1)

The audited financial statements of PTL as of March 31,2006 and for the year ended are attached as Exhibit 99.1 to this Amendment and incorporated herein by reference.

(2)

The unaudited financial statements of PTL including PTL’s unaudited balance sheet as at September 30, 2006, the unaudited statements of operations and cash flows for the six months ended September 30, 2006 and 2005 are attached as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information

(1)

The pro forma financial information in respect to the transaction described in Item 2.01 is attached as Exhibit 99.3 to this Amendment and incorporated here in by reference.  These statements include pro forma financial information introductory notes, unaudited pro forma condensed consolidated balance sheet as of September 30, 2006, unaudited pro forma condensed consolidated statement of operations for the three months ended September 30, 2006 and unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2006.

(d)	Exhibits:

Exhibit Number	Description

99.1	PTL’s audited financial statements and notes as of March 31, 2006 and for the year then ended, together with reconciliation to US GAAP.

99.2

PTL’s unaudited financial statements and notes including PTL’s unaudited balance sheet as at September 30, 2006 and the unaudited statements of operations and cash flow for the six months ended September 30, 2006 and 2005.

99.3	Moventis Capital’s unaudited pro forma condensed financial statements and notes after giving effect to the acquisition of PTL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.

Dated: February 5, 2007	By:	/s/ Blake Ponuick
Blake Ponuick
Chief Executive Officer